SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 30, 2005


                           Dragon Pharmaceutical, Inc.
             (Exact name of registrant as specified in its charter)


           Florida                      0-27937                65-0142474
           -------                      -------                ----------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)



                      1055 West Hastings Street, Suite 1900
                           Vancouver, British Columbia
                                 Canada V6E 2E9
                    (Address of principal executive offices)

                                 (604) 669-8817
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

     (d) On September 30, 2005, the Board of Directors of Dragon Pharmaceutical appointed Mr. Peter Mak, Mr. Heinz Frey, and Mr. Jin Li to the board. Their business experience and qualifications are set forth below.

Mr. Peter Mak, age 44, is a fellow of the Chartered Association of Certified Accountants in UK as well as a fellow of the Hong Kong Institute of Certified Public Accountant. Mr. Mak was formerly the Managing Partner of Arthur Andersen Southern China and also a partner of Arthur Andersen Worldwide. Through his twenty years of accounting and financial practices, Mr. Mak has extensive knowledge and experience in Chinese and international accounting standards. In addition, Mr. Mak is the Chief Financial Officer of New Dragon Asia Corp., whose shares are registered under the Securities Exchange Act of 1934.

Mr. Heinz Frey, age 67, graduated from University of Berne/Switzerland in 1966, has 30 years of experience in the telecommunication industry, security manufacturing and service industry. He has broad experience in the management of various sizes of companies with global presence, financing and controlling of international companies, leading development, production, sales and finance departments. He is also a board member of various companies.

Mr. Jin Li, age 38, is currently a senior advisor of Phycos International Co., Ltd. Prior to joining Phycos, he was a partner at the international law firm, Linklaters. Mr. Li studied biochemistry at Peking University in China and received his Master of Science degree in Biochemistry from the University of Michigan and his doctoral degree from Law School of University of Columbia. He has more than ten years of experience in international IPOs, M&A and business transactions.

Concurrent upon the appointment of the three new independent directors, the Board of directors established an Audit Committee and Compensation Committee. Mr. Peter Mak was elected as the Chairman of Audit Committee with Mr. Heinz Frey and Mr. Jin Li as members. Ms. Xuemei Liu was elected as the Chairman of the Compensation Committee with Dr. Yiukwong Sun and Jin Li as members.

A copy of the press release announcing the naming the three new directors and their new committee assignments is included herewith as an exhibit to this report.

Section 9.  Financial Statements and Exhibits.

Item 9.01       Financial Statements and Exhibits

               (c)  Exhibit 99.1

                    Press release dated September 30, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 4, 2005                  Dragon Pharmaceutical, Inc.
                                        a Florida Corporation

                                        /s/ Maggie Deng
                                        ----------------------------------------
                                        Maggie Deng, Chief Operating Officer